                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                    _____________

                                       FORM 8-K

                                    _____________

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                    _____________

     Date of Report (Date of earliest event reported)         December 15, 1998


                                    _____________

                             JCP MASTER CREDIT CARD TRUST
                             (Issuer of the Certificates)

                                JCP RECEIVABLES, INC.
                (Exact name of registrant as specified in its charter)


          Delaware                          0-17270           75-2231415
     (State or other jurisdiction         (Commission       (IRS Employer
          of incorporation)               File Number)      Identification No.)

          6501 Legacy Drive, MS 1318
          Plano, Texas                                  75024
     (Address of principal executive offices)          (Zip Code)

     (Registrant's telephone number,
     including area code):                    (972)431-2082

     Item 5. Other Events
             ____________

     As previously reported, on November 25, 1998, JCP Receivables, Inc. completed its offering of $650 million aggregate principal amount of 5.50% Class A Asset-Backed Certificates, Series E issued by the JCP Master
     Credit Card Trust.  Information contained in the Monthly
     Certificateholders' Statement - Series E (a copy of which is filed herewith as Exhibit 99.3) regarding the current monthly distribution to certificateholders and the investor monthly servicing fee has been calculated based on the November 25, 1998 closing date. All other information contained in such Monthly Certificateholders' Statement has been calculated for the entire month of November.

     Item 7. Financial Statements and Exhibits.
             _________________________________

     The following are filed as Exhibits to this Report:

          99.1 Monthly Certificateholders' Statement - Series B for the month ended November 30, 1998.

          99.2 Monthly Certificateholders' Statement - Series C for the month ended November 30, 1998.

          99.3 Monthly Certificateholders' Statement - Series E for the month ended November 30, 1998

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JCP RECEIVABLES, INC.

     Date:  December 15, 1998       By:  /s/Catherine A. Walther
                                        ________________________
                                          Catherine A. Walther
                                          President

                                  INDEX TO EXHIBITS
     Exhibit
     Number               Exhibit
     ______               _______

     99.1 Monthly Certificateholders' Statement - Series B for the month ended November 30, 1998.

     99.2 Monthly Certificateholders' Statement - Series C for the month ended November 30, 1998.

     99.3 Monthly Certificateholders' Statement - Series E for the month ended November 30, 1998